Exhibit 10.1

10.1 Summary of Haemonetics Corporation Non-Employee Director Compensation

Applicability: All outside, non-employee directors, not including Chairman of the board

                     COMPENSATION                           EFFECTIVE 10/03          EFFECTIVE 7/05
------------------------------------------------------      ----------------      --------------------
Board Annual Retainer                                           $24,000*                  $24,000*

Board Meeting Fees (participation in person)                 $1,000 per day            $1,000 per day
Board Telephone Meetings                                    $500 per meeting          $500 per meeting

Audit Committee Chairman Annual Retainer                         $4,000*                   $8,000*
Compensation Committee Chairman Annual Retainer                  $4,000*                   $6,000*
Nominating & Governance Committee Chairman Annual                $4,000*                   $6,000*
Retainer (except if Chairman of the Board)

Audit Committee Meeting Fees (participation in person)        $500 per day             $1,000 per day
Audit Committee Telephone Meetings                                $300                      $300

Compensation Committee Meeting Fees (participation in         $500 per day              $750 per day
person)
Compensation  Committee Telephone Meetings                        $300                      $300
Nominating & Governance Committee Meetings Fees               $500 per day              $750 per day
(participation in person)
Nominating & Governance Committee Telephone Meetings              $300                      $300

Stock Options - Initial Grant                                                     20,000 shares **
                                                                                  (unchanged)
Stock Options - Annually                                                          6,000 shares **
                                                                                  (unchanged)

*   Paid quarterly in advance, on the last day of each quarter
**  Vesting immediately